TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                              1
      MESSAGE FROM THE PRESIDENT                                        2
      INVESTMENT REVIEW                                                 4
      MESSAGE FROM THE MANAGER                                          5
      FINANCIAL INFORMATION
         Independent Auditors' Report                                   8
         Categories and Definitions                                     9
         Portfolio of Investments                                      10
         Notes to Portfolio of Investments                             14
         Statement of Assets and Liabilities                           15
         Statement of Operations                                       16
         Statements of Changes in Net Assets                           17
         Notes to Financial Statements                                 18








IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA SHORT-TERM BOND FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE.(COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.











USAA FAMILY OF FUNDS SUMMARY


      FUND                                    MINIMUM
    TYPE/NAME            VOLATILITY          INVESTMENT
----------------------------------------------------------
CAPITAL APPRECIATION
----------------------------------------------------------
 Aggressive Growth       Very high             $3,000
 Emerging Markets        Very high              3,000
 First Start Growth
  (Registered Trademark) Moderate to high       3,000
 Gold                    Very high              3,000
 Growth                  Moderate to high       3,000
 Growth & Income         Moderate               3,000
 International           Moderate to high       3,000
 S&P 500(Registered
  Trademark)Index        Moderate               3,000
 Science & Technology    Very high              3,000
 Small Cap Stock         Very high              3,000
 World Growth            Moderate to high       3,000
----------------------------------------------------------
ASSET ALLOCATION
----------------------------------------------------------
 Balanced Strategy       Moderate              $3,000
 Cornerstone Strategy    Moderate               3,000
 Growth and Tax
  Strategy               Moderate               3,000
 Growth Strategy         Moderate to high       3,000
 Income Strategy         Low to moderate        3,000
----------------------------------------------------------
INCOME - TAXABLE
----------------------------------------------------------
 GNMA(Registered
  Trademark)             Low to moderate       $3,000
 High-Yield
  Opportunities          High                   3,000
 Income                  Moderate               3,000
 Income Stock            Moderate               3,000
 Intermediate-Term
  Bond                   Low to moderate        3,000
 Short-Term Bond         Low                    3,000
----------------------------------------------------------
INCOME - TAX EXEMPT
----------------------------------------------------------
 Long-Term               Moderate              $3,000
 Intermediate-Term       Low to moderate        3,000
 Short-Term              Low                    3,000
 State Bond Income       Moderate               3,000
----------------------------------------------------------
MONEY MARKET
----------------------------------------------------------
 Money Market            Very low              $3,000
 Tax Exempt
  Money Market           Very low               3,000
 Treasury Money
  Market Trust
  (Registered Trademark) Very low               3,000
 State Money Market      Very low               3,000
----------------------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, WHICH ARE DISCUSSED IN THE FUNDS' PROSPECTUSES.

S&P 500(REGISTERED TRADEMARK)IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.


NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.






MESSAGE FROM THE PRESIDENT

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA, APPEARS HERE.]

--------------------------------------------------------------------------------
SO FAR 2000 HAS BEEN AN UNINSPIRING INVESTMENT YEAR. LOOKING AT VARIOUS MARKET AVERAGES, AN INVESTOR SEES MARKETS THAT ARE CLOSE TO ZERO RETURN, SLIGHTLY DOWN OR SLIGHTLY UP.
--------------------------------------------------------------------------------

The biggest attention-grabber among indices is the Dow Jones Utilities. As reported August 20 in THE NEW YORK TIMES, for the 2000 calendar year it is up 27.53%! If anyone predicted that, I missed it.

Years like this for the broad averages are, in a way, predictable. We know that the S&P 500 Index, for instance, is not likely to take a sudden quantum leap and begin to average 30% return per year. I believe it possibly will return somewhere around 12%. (Please note I am surmising, not guaranteeing.) Another interesting thing about the year 2000 is the number of actively managed funds that are outperforming index funds.

Markets must take breathers like this. Such a pause allows the valuations of securities to become more normal. That means that the relationship of, for instance, a company's earnings per share to the price of a share becomes less extreme. This, in turn, could ultimately allow the expected returns on stocks to resume.

A family of mutual funds has the potential to make this kind of a period easier. Ideally, you can build an asset allocation to express your risk tolerance. Many fixed-income fund returns look very good in a year like this. And even if you don't build such a portfolio, a fund family makes it easy to retreat to safety because of the availability of bond and money market funds.

As you probably know, I am a strong proponent of asset allocation to build a portfolio you can live with. That's because somewhere down the road this market will ignite, and when it does you want to be sure you are there.

Sincerely,

Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST IN THE S&P 500 INDEX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.









INVESTMENT REVIEW

USAA SHORT-TERM BOND FUND

OBJECTIVE: High current income consistent with preservation of principal.

TYPES OF INVESTMENTS: Invests principally in a broad range of investment-grade debt securities with a dollar-weighted average portfolio maturity of three years or less.

--------------------------------------------------------------------------------
                                           7/31/99               7/31/00
--------------------------------------------------------------------------------
  Net Assets                            $241.2 Million       $293.0 Million
  Net Asset Value Per Share                 $9.75                 $9.70
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/00
--------------------------------------------------------------------------------
           1 YEAR                5 YEARS           SINCE INCEPTION ON 6/1/93
            6.18%                 6.07%                      5.69%
--------------------------------------------------------------------------------

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.








                   CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund, the Lehman Brothers 1-3 Year Government/Corporate Index, and the Lipper Short Investment Grade Debt Funds Average, for the period of 06/01/1993 through 07/31/2000. The data points from the graph are as follows:

              USAA SHORT-           LEHMAN 1-3 YEAR          LIPPER SHORT INV
            TERM BOND FUND          GOVT/CORP INDEX         GRADE DEBT AVERAGE
            --------------          ---------------       ----------------------

06/01/93      $10,000                    $10,000                   $10,000
07/31/93       10,087                     10,099                    10,125
01/31/94       10,372                     10,351                    10,398
07/31/94       10,259                     10,329                    10,318
01/31/95       10,388                     10,483                    10,426
07/31/95       11,070                     11,077                    11,002
01/31/96       11,501                     11,574                    11,515
07/31/96       11,692                     11,690                    11,590
01/31/97       12,234                     12,124                    12,033
07/31/97       12,741                     12,554                    12,462
01/31/98       13,162                     12,994                    12,868
07/31/98       13,494                     13,321                    13,177
01/31/99       13,775                     13,824                    13,556
07/31/99       14,001                     13,980                    13,659
01/31/00       14,320                     14,199                    13,880
07/31/00       14,869                     14,718                    14,346

DATA SINCE INCEPTION ON 6/1/93 THROUGH 7/31/00


THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA SHORT-TERM BOND FUND TO THE BROAD-BASED LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CORPORATE INDEX AND THE LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE. THE LEHMAN INDEX IS AN UNMANAGED INDEX MADE UP OF GOVERNMENT, AGENCY, AND CORPORATE BONDS LONGER THAN ONE YEAR AND LESS THAN THREE YEARS. THE LIPPER AVERAGE IS THE AVERAGE PERFORMANCE LEVEL OF ALL SHORT INVESTMENT GRADE DEBT FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.









MESSAGE FROM THE MANAGER

[PHOTOGRAPH OF THE PORTFOLIO MANAGER, PAUL LUNDMARK, CFA, APPEARS HERE.]

THE MARKET

Recent economic news indicates that economic growth has begun to moderate. This suggests that the 1.75% increase in the federal funds rate since June 1999 is beginning to take effect. Investors feel that the Federal Reserve (the Fed) will not have to continue to raise rates aggressively, a move that investors feared would lead to a recession. This "soft landing" scenario could potentially result in non-Treasury securities' performing very well.

MANAGEMENT PHILOSOPHY

My philosophy in managing the Fund is as follows: No one can consistently predict the course of interest rates over time. However, interest-rate forecasts can be used to determine how an investment may perform, especially under extreme scenarios. As a result, you will see no dramatic change in the maturity and duration of the portfolio in an effort to time the market. Instead, the emphasis is looking for bonds that represent value in terms of risk and total return.

PERFORMANCE

Because of my risk/reward orientation, I continue to favor investments in higher-yielding instruments -- such as corporate bonds and mortgage- and asset-backed securities rather than Treasuries. This investment style resulted in the Fund's outperforming most of its peers over the past year. For the 12-month period ending July 31, 2000, the Fund's total return was 6.18% versus the average of 4.94% by Lipper Analytical Services, Inc., in the short investment-grade debt funds category. The 12-month dividend yield as of July 31, 2000, was 6.52% versus the average of 5.85% for other funds in the same Lipper category.

The best-performing holdings over the past year were AT&T Capital Corporation, Glenborough Properties, Osprey Trust, and Merrill Lynch. Holdings that underperformed included Kmart, TriNet, Waste Management, and Nationwide Health Properties. I continue to hold these bonds because they are turning around their operations and have a potentially good outlook.

OUTLOOK

Looking to the future, I feel that the economy will continue to moderate, which could result in an increase in the relative value of corporate bonds and mortgage- and asset-backed securities. Our continued emphasis will be on finding securities that represent good risk/reward characteristics. The Fund's long-term returns versus its peers shows that for the three- and five-year periods ending July 31, 2000, your Fund's annualized total return was 5.27% and 6.07%, respectively, versus the Lipper average of 4.76% and 5.36%, respectively, in the short investment grade debt funds category.

--------------------------------------------------------------------------------
                                 *  *  *  *  *
       Your Fund's performance received an Overall Star Rating of 5 stars in the taxable bond fund category from Morningstar Rating(TradeMark)
                      for the period ending July 31, 2000.
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MORNINGSTAR PROPRIETARY RATINGS ON U.S.-DOMICILED FUNDS REFLECT HISTORICAL RISK-ADJUSTED PERFORMANCE AS OF JULY 31, 2000. THE RATINGS ARE SUBJECT TO CHANGE EVERY MONTH. MORNINGSTAR RATINGS ON U.S.-DOMICILED FUNDS ARE CALCULATED FROM THE FUND'S THREE- AND FIVE-YEAR AVERAGE ANNUAL RETURNS IN EXCESS OF 90-DAY U.S. TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS, AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY U.S. T-BILL RETURNS. THE USAA SHORT-TERM BOND FUND RECEIVED 5 STARS FOR THE THREE- AND FIVE-YEAR PERIODS, RESPECTIVELY. THE TOP 10% OF THE FUNDS IN A BROAD ASSET CLASS RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS, AND THE BOTTOM 10% RECEIVE 1 STAR. THE FUND WAS RATED EXCLUSIVELY AGAINST U.S.-DOMICILED FUNDS. THE FUND WAS RATED AMONG 1,717 AND 1,292 FUNDS IN THE TAXABLE BOND FUND CATEGORY FOR THE THREE- AND FIVE-YEAR PERIODS, RESPECTIVELY.

YOU WILL FIND A LIST OF THE SECURITIES THAT THE FUND OWNS ON PAGES 10-13.








                                  PORTFOLIO MIX
                                     7/31/00


A pie chart is shown here depicting the Portfolio Mix as of July 31, 2000 of the USAA Short-Term Bond Fund to be:

Corporate Bonds - 69.1%; Asset-Backed Securities - 17.8%; Collateralized Mortgage Obligations - 9.8%; Variable-Rate Demand Notes - 2.2%; and Cash Equivalents - 0.2%.

PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.









INDEPENDENT AUDITORS' REPORT


KPMG


The Shareholders and Board of Directors

USAA SHORT-TERM BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Short-Term Bond Fund, a series of the USAA Mutual Fund, Inc., as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 7 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Short-Term Bond Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                            KPMG LLP

San Antonio, Texas
September 1, 2000








USAA SHORT-TERM BOND FUND
CATEGORIES AND DEFINITIONS
PORTFOLIO OF INVESTMENTS

JULY 31, 2000


CORPORATE BONDS - debt securities issued by corporations as a method of raising capital. Interest rates are constant to maturity. Prior to maturity, the market value of a corporate bond generally varies inversely to the movement of interest rates.

COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES - debt securities which represent ownership in a pool of mortgage or other loans. They differ from conventional bonds in that principal is paid back to the investor, or payments are made on the underlying mortgages in the pool. Like other fixed-income securities, when interest rates rise, the value of asset-backed securities generally will decline. However, when interest rates decline, the value of asset-backed securities with prepayment features may not increase as much as other fixed-income securities.

VARIABLE RATE DEMAND NOTES (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or within seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity is the next put date.

CASH  EQUIVALENTS  -  consist  of  short-term   obligations   issued  by  banks,
corporations, and U.S. government agencies. The interest rate is constant to maturity.


PORTFOLIO DESCRIPTION ABBREVIATIONS
   MTN      Medium-Term Note
   RB       Revenue Bond

CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust.

   (LOC)    Enhanced by a bank letter of credit.
   (NBGA)   Enhanced by a non-bank guarantee agreement.









USAA SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

JULY 31, 2000


 PRINCIPAL                                        COUPON                  MARKET
  AMOUNT            SECURITY                       RATE      MATURITY     VALUE
--------------------------------------------------------------------------------
                   CORPORATE BONDS (69.1%)

            BANKS - MAJOR REGIONAL (7.0%)
   $4,000   Corporacion Andina De Fomento,
              Global Bonds (Venezuela)             7.10%     2/01/2003  $  3,912
    6,000   First Union National Bank,
              Subordinated Notes                   6.18      2/15/2036     5,589
    6,000   Popular North America, Inc., MTN       6.88      6/15/2001     5,962
    5,000   Popular, Inc., Senior MTN              6.20      4/30/2001     4,950
--------------------------------------------------------------------------------
                                                                          20,413
--------------------------------------------------------------------------------
            BROADCASTING - RADIO & TV (2.4%)
    7,000   Cox Communications, Inc., Notes        7.00      8/15/2001     6,973
--------------------------------------------------------------------------------
            COMPUTER - HARDWARE (3.1%)
    9,000   Sun Microsystems, Inc., Senior Notes   7.00      8/15/2002     8,968
--------------------------------------------------------------------------------
            ELECTRIC UTILITIES (1.7%)
    5,000   Dominion Resources, Inc., Senior Notes
              Series C                             7.60      7/15/2003     5,016
--------------------------------------------------------------------------------
            FINANCE - CONSUMER (5.7%)
    2,800   Capital One Bank, Bank Notes           6.57      1/27/2003     2,712
    3,000   Capital One Bank, Bank Notes           6.15      6/01/2001     2,973
    6,000   Capital One Bank, Bank Notes           5.95      2/15/2001     5,961
    5,000   Ford Motor Credit Co., Global Notes    7.50      6/15/2003     5,010
--------------------------------------------------------------------------------
                                                                          16,656
--------------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (4.6%)
   15,000   Finova Capital Corp., MTN              7.25     11/08/2004    13,449
--------------------------------------------------------------------------------
            INVESTMENT BANKS/BROKERAGE (1.6%)
    5,000   Merrill Lynch & Co., Inc., Global
              Notes                                6.00      2/12/2003     4,856
--------------------------------------------------------------------------------
            MANUFACTURING - DIVERSIFIED INDUSTRIES (3.2%)
   10,000   EdperBrascan Corp., Notes              7.13     12/16/2003     9,502
--------------------------------------------------------------------------------
            NATURAL GAS UTILITIES (6.9%)
    8,000   Limestone Electron Trust, Senior
              Secured Notes (a)                    8.63      3/15/2003     8,086
   11,900   Osprey Trust, Osprey I, Inc.,
              Senior Notes (a)                     8.31      1/15/2003    11,987
--------------------------------------------------------------------------------
                                                                          20,073
--------------------------------------------------------------------------------
            OIL - DOMESTIC INTEGRATED (2.1%)
    6,000   Phillips Petroleum Co., Notes          8.50      5/25/2005     6,246
--------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (15.3%)
    7,000   Equity Operating L.P.,
              Callable/Putable Notes               6.38      2/15/2002     6,873
   11,410   Franchise Finance Corp. of America,
              Senior Notes                         7.00     11/30/2000    11,372
    3,000   Nationwide Health Properties, Inc.,
              MTN                                  8.61      3/01/2002     2,990
    7,890   Nationwide Health Properties, Inc.,
              MTN                                  6.59      7/07/2038     7,411
    5,000   Oasis Residential, Inc., Senior Notes  6.75     11/15/2001     4,918
   11,625   TriNet Corporate Realty Trust, Inc.,
              Notes                                7.30      5/15/2001    11,385
--------------------------------------------------------------------------------
                                                                          44,949
--------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (1.3%)
    2,000   Kmart Corp., MTN                       7.72      6/25/2002     1,912
    2,000   Kmart Corp., MTN                       7.76      7/01/2002     1,914
--------------------------------------------------------------------------------
                                                                           3,826
--------------------------------------------------------------------------------
            RETAIL - SPECIALTY (0.5%)
    2,750   MacSaver Financial Services, Inc.,
              Guaranteed Notes                     7.40      2/15/2002     1,444
--------------------------------------------------------------------------------
            SAVINGS & LOAN HOLDING CO. (3.8%)
    6,000   Sovereign Bancorp, Inc., Senior Notes  6.63      3/15/2001     5,907
    5,000   Sovereign Bank Lease, Pass-Through
              Trust Certificates,
              Series 2000-1(a)                    10.20      6/30/2005     5,097
--------------------------------------------------------------------------------
                                                                          11,004
--------------------------------------------------------------------------------
            SERVICES - COMMERCIAL & CONSUMER (2.4%)
    7,000   ServiceMaster Co., Notes               8.45      4/15/2005     7,014
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (2.7%)
    4,000   WorldCom, Inc., Senior Notes           6.13      8/15/2001     3,958
    4,000   WorldCom, Inc., Senior Notes           7.55      4/01/2004     4,010
--------------------------------------------------------------------------------
                                                                           7,968
--------------------------------------------------------------------------------
            WASTE MANAGEMENT (4.8%)
    5,985   Waste Management, Inc., Notes          6.13      7/15/2001     5,817
    8,930   Waste Management, Inc., Notes          6.38     12/01/2003     8,319
--------------------------------------------------------------------------------
                                                                          14,136
--------------------------------------------------------------------------------
            Total corporate bonds (cost: $205,755)                       202,493
--------------------------------------------------------------------------------
                  ASSET-BACKED SECURITIES (17.8%)

   10,000   AESOP Funding II L.L.C.,
              Series 1997-1, Rental Car Notes,
              Class A-2 (LOC) (a)                  6.40     10/20/2003     9,869
   14,000   ARG Funding Corp., Series 1999-1,
              Rental Car Notes, Class A-2
              (LOC) (a)                            5.88      5/20/2003    13,758
    4,000   Firstplus Home Loan Owner Trust,
              Series 1998-2, Class A-4             6.54      4/10/2015     3,974
    4,765   Firstplus Home Loan Owner Trust,
              Series 1998-4, Class A-3             6.24      5/11/2015     4,738
   10,000   MBNA Master Credit Card Trust,
              Series 2000 A, Class A               7.35      2/15/2005    10,101
    5,000   Rental Car Finance Corp.,
              Series 1999-1, Rental Car Notes,
              Class A (a)                          5.90      2/25/2007     4,789
    5,000   Team Fleet Financing Corp.,
              Series 1999-3, Rental Car Notes,
              Class A (a)                          6.70      6/25/2003     4,939
--------------------------------------------------------------------------------
            Total asset-backed securities (cost: $52,632)                 52,168
--------------------------------------------------------------------------------
                   COLLATERALIZED MORTGAGE OBLIGATIONS (9.8%)

    2,906   Federal National Mortgage Assn.,
              Series 1997-72 CA                    9.50      9/18/2023     3,021
    2,086   Federal National Mortgage Assn.,
              Series 1997-79 U                     9.00     11/18/2024     2,163
    3,045   Federal National Mortgage Assn.,
              Series 1997-89 N                     9.50     12/20/2022     3,163
    3,149   Federal National Mortgage Assn.,
              Series 1998-1 H                      9.00      8/18/2024     3,254
    3,710   Federal National Mortgage Assn.,
              Series 1998-11 M                     9.00      2/18/2024     3,860
    1,695   Federal National Mortgage Assn.,
              Series 1998-2 GA                     8.50      4/18/2025     1,732
    4,622   Federal National Mortgage Assn.,
              Series 1998-7 H                      9.00      3/18/2025     4,814
    6,770   Federal National Mortgage Assn.,
              Series 2000-1 VA                     7.00      8/18/2010     6,662
--------------------------------------------------------------------------------
            Total collateralized mortgage obligations (cost: $29,529)     28,669
--------------------------------------------------------------------------------
                     VARIABLE-RATE DEMAND NOTES (2.2%)

            MANUFACTURING - SPECIALIZED (1.8%)
    3,125   Bay Corrugated Container Inc., Notes
              (LOC)                                6.76      9/01/2013     3,125
    2,150   Florence, AL, IDB RB, Series 1999B
              (LOC)                                6.78     11/01/2008     2,150
--------------------------------------------------------------------------------
                                                                           5,275
--------------------------------------------------------------------------------
            MISCELLANEOUS (0.4%)
    1,305   Ontario Redevelopment Agency, CA, RB,
              Series B 1997 (NBGA)                 6.79      9/01/2027     1,305
--------------------------------------------------------------------------------
            Total variable-rate demand notes (cost: $6,580)                6,580
--------------------------------------------------------------------------------
                         CASH EQUIVALENTS (0.2%)

            COMMERCIAL PAPER
      582   MCN Energy Enterprises (a),(b)
              (cost: $582)                         6.92      8/01/2000       582
--------------------------------------------------------------------------------
            Total investments (cost: $295,078)                          $290,492
================================================================================









USAA SHORT-TERM BOND FUND
NOTES TO PORTFOLIO OF INVESTMENTS

JULY 31, 2000


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Callable/Putable Security - Provides the option for the underwriter to call the bonds at face value from the investor on a specified date prior to the bond's maturity. If the underwriter does not exercise the call option, the investor is obligated under the put feature to sell the bond back to the issuer at face value on that specified date. This mandatory put feature shortens the effective maturity of the security.


SPECIFIC NOTES

(a) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by the Rule 144A, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.

(b) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.








USAA SHORT-TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

JULY 31, 2000


ASSETS
   Investments in securities, at market value
     (identified cost of $295,078)                               $  290,492
   Cash                                                                 505
   Receivables:
      Capital shares sold                                                73
      Interest                                                        4,191
      Securities sold                                                   109
                                                                 ----------
         Total assets                                               295,370
                                                                 ----------

LIABILITIES
   Capital shares redeemed                                            2,014
   USAA Investment Management Company                                    60
   USAA Transfer Agency Company                                          31
   Accounts payable and accrued expenses                                262
                                                                 ----------
         Total liabilities                                            2,367
                                                                 ----------
            Net assets applicable to capital shares outstanding  $  293,003
                                                                 ==========

REPRESENTED BY:
   Paid-in capital                                               $  298,475
   Accumulated net realized loss on investments                        (886)
   Net unrealized depreciation of investments                        (4,586)
                                                                 ----------
            Net assets applicable to capital shares outstanding  $  293,003
                                                                 ==========
   Capital shares outstanding                                        30,208
                                                                 ==========
   Authorized shares of $.01 par value                              120,000
                                                                 ==========
   Net asset value, redemption price, and offering
     price per share                                             $     9.70
                                                                 ==========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA SHORT-TERM BOND FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED JULY 31, 2000


Net investment income:
   Interest income                                                   $   18,552
                                                                     ----------
   Expenses:
     Management fees                                                        632
     Transfer agent's fees                                                  379
     Custodian's fees                                                        87
     Postage                                                                 46
     Shareholder reporting fees                                              20
     Directors' fees                                                          4
     Registration fees                                                       60
     Professional fees                                                       38
     Other                                                                    7
                                                                     ----------
         Total expenses                                                   1,273
                                                                     ----------
            Net investment income                                        17,279
                                                                     ----------
Net realized and unrealized loss on investments:
      Net realized loss                                                    (842)
      Change in net unrealized appreciation/depreciation                   (226)
                                                                     ----------
            Net realized and unrealized loss                             (1,068)
                                                                     ----------
Increase in net assets resulting from operations                     $   16,211
                                                                     ==========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA SHORT-TERM BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

YEARS ENDED JULY 31,



                                                         2000          1999
                                                  ------------------------------

From operations:
   Net investment income                          $     17,279     $     12,587
   Net realized loss on investments                       (842)             (13)
   Change in net unrealized
      appreciation/depreciation of investments            (226)          (4,849)
                                                  ------------------------------
      Increase in net assets resulting
         from operations                                16,211            7,725
                                                  ------------------------------
Distributions to shareholders from:
   Net investment income                               (17,279)         (12,587)
                                                  ------------------------------
   Net realized gains                                      -               (465)
                                                  ------------------------------
From capital share transactions:
   Proceeds from shares sold                           179,445          159,576
   Reinvested dividends                                 15,054           11,667
   Cost of shares redeemed                            (141,675)        (105,840)
                                                  ------------------------------
      Increase in net assets from
         capital share transactions                     52,824           65,403
                                                  ------------------------------
Net increase in net assets                              51,756           60,076
Net assets:
   Beginning of period                                 241,247          181,171
                                                  ------------------------------
   End of period                                  $    293,003     $    241,247
                                                  ==============================

Change in shares outstanding:
   Shares sold                                          18,538           16,163
   Shares issued for dividends reinvested                1,555            1,182
   Shares redeemed                                     (14,635)         (10,726)
                                                  ------------------------------
      Increase in shares outstanding                     5,458            6,619
                                                  ==============================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS

JULY 31, 2000


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 13 separate funds. The information presented in this annual report pertains only to the USAA Short-Term Bond Fund (the Fund). The Fund's investment objective is high current income consistent with preservation of principal. USAA Investment Management Company (the Manager) attempts to achieve this objective by investing the Fund's assets primarily in a broad range of investment-grade debt securities with a dollar-weighted average portfolio maturity of three years or less.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended July 31, 2000.

(3) DISTRIBUTIONS

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $898,000 which will expire in 2009. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2000, were $132,702,000 and $69,472,000, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 2000, were $936,000 and $5,523,000, respectively.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .24% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to .50% of its annual average net assets through December 1, 2000.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At July 31, 2000, the Association and its affiliates owned 2,717,000 shares (9.0%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                                                YEAR ENDED JULY 31,
                               ----------------------------------------------------
                                 2000       1999       1998       1997       1996
                               ----------------------------------------------------

Net asset value at
  beginning of period          $   9.75   $   9.99   $  10.03   $   9.79   $   9.87
Net investment income               .63        .58        .62        .61        .62
Net realized and
  unrealized gain (loss)           (.05)      (.22)      (.04)       .25       (.08)
Distributions from net
  investment income                (.63)      (.58)      (.62)      (.61)      (.62)
Distributions of realized
  capital gains                     -         (.02)       -         (.01)       -
                               ----------------------------------------------------
Net asset value at
  end of period                $   9.70   $   9.75   $   9.99   $  10.03   $   9.79
                               ====================================================
Total return (%) *                 6.18       3.76       5.91       8.97       5.62
Net assets at end
  of period (000)              $293,003   $241,247   $181,171   $133,746   $101,032
Ratio of expenses to
  average net assets (%)            .48        .50        .50        .50        .50
Ratio of expenses to
  average net
  assets excluding
  reimbursement (%)                 n/a        .52        .56        .61        .66
Ratio of net investment
  income to average
  net assets (%)                   6.56       5.89       6.16       6.14       6.29
Portfolio turnover (%)            23.68      11.53      48.24      27.85      66.81


* ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS DURING THE PERIOD.











DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                           LEGAL COUNSEL
USAA Shareholder Account Services        Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road                 Exchange Place
San Antonio, Texas 78288                 Boston, Massachusetts 02109

CUSTODIAN                                INDEPENDENT AUDITORS
State Street Bank and Trust Company      KPMG LLP
P.O. Box 1713                            112 East Pecan, Suite 2400
Boston, Massachusetts 02105              San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS               INTERNET ACCESS
Call toll free - Central Time            usaa.com(Service Mark)
Monday - Friday 6:00 a.m. to 10:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777